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Exhibit 10.1

STOCK PURCHASE AGREEMENT

    This agreement is dated October  , 2001 between [            ] ("Purchaser"), and Microvision, Inc., a Washington corporation ("Company"), whereby the parties agree as follows:

    The Purchaser shall buy and the Company agrees to sell and issue to Purchaser (i) [            ] shares ("Shares") of the Company's Common Stock at a price of [$      ] per share and (ii) warrants ("Warrants") to purchase [            ] shares of the Company's Common Stock ("Warrant Shares"), in substantially the form attached as Exhibit A hereto, for an aggregate purchase price of [$            ] ("Purchase Price").

    The Shares, Warrants, and Warrant Shares have been registered on a Form S-3, Registration No. 333-69652 ("Registration Statement"), which registration statement has been declared effective by the Securities and Exchange Commission. The Shares and Warrants are free of restrictive legends and are free of any resale restrictions and, when issued upon due exercise of the Warrants, the Warrant Shares will be free of restrictive legends and resale restrictions. The Company shall deliver to Purchaser with the confirmation of sale the prospectus that constitutes a part of the Registration Statement and a prospectus supplement regarding the sale of the Shares and Warrants hereunder.

    The Purchaser shall wire the Purchase Price to the Company to the account set forth below.

    Wire Transfer Instructions:

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    Concurrent with confirmation of receipt of the Purchase Price, the Company shall (i) cause its transfer agent to transmit the Shares electronically to Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system and (ii) deliver Warrants to Purchaser or its designee at the address set forth on the signature page hereof.

    DWAC Instructions:

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AGREED AND ACCEPTED:
COMPANY: MICROVISION, INC.
By:
Name:
Title:
PURCHASER:
By:
Name:
Title:
	Address:	[ ]
[ ]
[ ]

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  Exhibit 10.1
STOCK PURCHASE AGREEMENT